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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 20, 2002

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)
8000 Bent Branch Drive Irving, Texas (Address of Principal Executive Offices)	75063-6041 (Zip Code)

Registrant's telephone number, including area code: (972) 409-1300

ITEM 5. Other Events.

        On June 20, 2002, Michaels Stores, Inc. amended and restated the Michaels Stores, Inc. 2001 Employee Stock Option Plan. A copy of the Michaels Stores, Inc. Amended and Restated 2001 Employee Stock Option Plan is filed as Exhibit 99.1 hereto.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit Number	Description
99.1	Michaels Stores, Inc. Amended and Restated 2001 Employee Stock Option Plan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
	By:	/s/ Bryan M. DeCordova Bryan M. DeCordova, Executive Vice President—Chief Financial Officer
Date: July 29, 2002

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Michaels Stores, Inc. Amended and Restated 2001 Employee Stock Option Plan

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SIGNATURES
INDEX TO EXHIBITS